Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 4Q 2013
Table of Contents
Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3	…………….	Quarterly Earnings Per Share Summary
4 - 5	…………….	Quarterly Consolidated Financial Information and Statistical Data
6	…………….	Quarterly Institutional Securities Income Statement Information
7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Wealth Management Income Statement Information
9	…………….	Quarterly Wealth Management Financial Information and Statistical Data
10	…………….	Quarterly Investment Management Income Statement Information
11	…………….	Quarterly Investment Management Financial Information and Statistical Data
12	…………….	Quarterly Firm Loans and Lending Commitments Financial Information
13	…………….	Country Risk Exposure - European Peripherals and France Appendix I
14	…………….	Earnings Per Share Appendix II
15	…………….	Earnings Per Share Appendix III
16 - 18	…………….	End Notes
19	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary (1)
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2013	Sept 30, 2013	Dec 31, 2012	Sept 30, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012	Change
Net revenues
Institutional Securities	$3,328	$3,686	$3,084	(10%)	8%	$15,443	$11,025	40%
Wealth Management	3,732	3,481	3,325	7%	12%	14,214	13,034	9%
Investment Management	842	828	599	2%	41%	2,988	2,219	35%
Intersegment Eliminations	(72)	(63)	(45)	(14%)	(60%)	(228)	(176)	(30%)
Consolidated net revenues	$7,830	$7,932	$6,963	(1%)	12%	$32,417	$26,102	24%

Income (loss) from continuing operations before tax
Institutional Securities	$(1,113)	$373	$78	*	*	$1,019	$(1,688)	*
Wealth Management	709	668	562	6%	26%	2,629	1,622	62%
Investment Management	337	300	221	12%	52%	984	590	67%
Intersegment Eliminations	0	0	0	--	--	0	(4)	*
Consolidated income (loss) from continuing operations before tax	$(67)	$1,341	$861	*	*	$4,632	$520	*

Income (loss) applicable to Morgan Stanley (2)
Institutional Securities	$(467)	$325	$402	*	*	$1,081	$(797)	*
Wealth Management	476	430	266	11%	79%	1,488	803	85%
Investment Management	183	135	(7)	36%	*	503	136	*
Intersegment Eliminations	0	0	0	--	--	0	(4)	*
Consolidated income (loss) applicable to Morgan Stanley	$192	$890	$661	(78%)	(71%)	$3,072	$138	*

Financial Metrics:
Return on average common equity
from continuing operations (3)	0.9%	5.6%	4.2%			4.5%	0.1%
Return on average common equity (3)	0.8%	5.7%	3.8%			4.5%	*

Return on average common equity
from continuing operations excluding DVA (3)	2.4%	6.3%	6.3%			5.2%	5.2%
Return on average common equity excluding DVA (3)	2.3%	6.4%	5.8%			5.1%	5.1%

Tier 1 common capital ratio (4)	12.8%	12.6%	14.6%
Tier 1 capital ratio (5)	15.7%	15.3%	17.7%

Book value per common share (6)	$32.29	$32.13	$30.70
Tangible book value per common share (7)	$27.21	$26.96	$26.86

Notes:	-	Effective January 1, 2013, in accordance with U.S. banking regulators’ rules, the Firm implemented the Basel Committee’s market risk capital framework, commonly referred to as “Basel 2.5”.
-
Results for the quarters ended December 31, 2013, September 30, 2013 and December 31, 2012, include positive (negative) revenue of $(368) million, $(171) million and $(511) million, respectively, related to the movement in Morgan Stanley's credit spreads and other credit factors on certain long-term and short-term debt (Debt Valuation Adjustment, DVA).  The twelve months ended December 31, 2013 and December 31, 2012 include positive (negative) revenue of  $(681) million and $(4,402) million, respectively, related to the movement in DVA.

-
The return on average common equity metrics, return on average common equity excluding DVA metrics and tangible book value per common share are non-GAAP measures that the Firm considers to be useful measures to assess operating performance and capital adequacy.

	-	See page 4 of the Financial Supplement and End Notes for additional information related to the calculation of the financial metrics.
	-	Refer to End Notes on pages 16-18 and Legal Notice on page 19.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2013	Sept 30, 2013	Dec 31, 2012	Sept 30, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012	Change
Revenues:
Investment banking	$1,559	$1,160	$1,439	34%	8%	$5,246	$4,758	10%
Trading	1,512	2,259	1,512	(33%)	--	9,359	6,990	34%
Investments	523	728	304	(28%)	72%	1,777	742	139%
Commissions and fees	1,166	1,079	1,051	8%	11%	4,629	4,253	9%
Asset management, distribution and admin. fees	2,499	2,389	2,332	5%	7%	9,638	9,008	7%
Other	289	207	152	40%	90%	990	556	78%
Total non-interest revenues	7,548	7,822	6,790	(4%)	11%	31,639	26,307	20%

Interest income	1,099	1,307	1,471	(16%)	(25%)	5,209	5,692	(8%)
Interest expense	817	1,197	1,298	(32%)	(37%)	4,431	5,897	(25%)
Net interest	282	110	173	156%	63%	778	(205)	*
Net revenues	7,830	7,932	6,963	(1%)	12%	32,417	26,102	24%
Non-interest expenses:
Compensation and benefits	3,993	3,966	3,631	1%	10%	16,277	15,615	4%
Non-compensation expenses:
Occupancy and equipment	370	374	394	(1%)	(6%)	1,499	1,543	(3%)
Brokerage, clearing and exchange fees	411	416	368	(1%)	12%	1,711	1,535	11%
Information processing and communications	446	404	475	10%	(6%)	1,768	1,912	(8%)
Marketing and business development	190	151	162	26%	17%	638	601	6%
Professional services	548	448	558	22%	(2%)	1,894	1,922	(1%)
Other	1,939	832	514	133%	*	3,998	2,454	63%
Total non-compensation expenses	3,904	2,625	2,471	49%	58%	11,508	9,967	15%

Total non-interest expenses	7,897	6,591	6,102	20%	29%	27,785	25,582	9%

Income (loss) from continuing operations before taxes	(67)	1,341	861	*	*	4,632	520	*
Income tax provision / (benefit) from continuing operations (1)	(348)	339	9	*	*	879	(237)	*
Income (loss) from continuing operations	281	1,002	852	(72%)	(67%)	3,753	757	*
Gain (loss) from discontinued operations after tax (2)	(11)	16	(64)	*	83%	(43)	(41)	(5%)
Net income (loss)	$270	$1,018	$788	(73%)	(66%)	$3,710	$716	*
Net income applicable to redeemable noncontrolling interests (3)	0	0	116	--	*	222	124	79%
Net income applicable to nonredeemable noncontrolling interests (3)	89	112	78	(21%)	14%	459	524	(12%)
Net income (loss) applicable to Morgan Stanley	181	906	594	(80%)	(70%)	3,029	68	*
Preferred stock dividend / Other	48	26	26	85%	85%	277	98	183%
Earnings (loss) applicable to Morgan Stanley common shareholders	$133	$880	$568	(85%)	(77%)	$2,752	$(30)	*

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	192	890	661	(78%)	(71%)	3,072	138	*
Gain (loss) from discontinued operations after tax	(11)	16	(67)	*	84%	(43)	(70)	39%
Net income (loss) applicable to Morgan Stanley	$181	$906	$594	(80%)	(70%)	$3,029	$68	*

Pre-tax profit margin (4)	*	17%	12%			14%	2%
Compensation and benefits as a % of net revenues	51%	50%	52%			50%	60%
Non-compensation expenses as a % of net revenues	50%	33%	36%			36%	38%
Effective tax rate from continuing operations	*	25.3%	1.0%			19.0%	*

Notes:	-	Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure to assess operating performance.
	-	The quarter ended December 31, 2013 includes a discrete tax benefit of approximately $192 million consisting of $100 million related to the remeasurement of reserves and related interest based on new information regarding the status of certain tax authority examinations and $92 million related to the establishment of a deferred tax asset associated with the reorganization of certain non-U.S. legal entities.

-
The quarter ended September 30, 2013 included a discrete net tax benefit of $73 million attributable to tax planning strategies to optimize foreign tax credit utilization in anticipation of the repatriation of earnings from certain non-U.S. subsidiaries.
-
The quarter ended December 31, 2012 included a net tax benefit of approximately $224 million consisting of a discrete benefit of approximately $299 million from remeasurement of reserves and an out-of-period tax provision of approximately $75 million to adjust previously recorded deferred tax assets.
-
Preferred stock dividend / other includes allocation of earnings to Participating Restricted Stock Units (RSUs).  For the twelve months ended December 31, 2013, the Firm included a negative adjustment of approximately $151 million related to the purchase of the remaining interest in the Morgan Stanley Smith Barney Joint Venture. This adjustment negatively impacted the calculation of basic and fully diluted earnings per share.
	-	Refer to End Notes on pages 16-18 and Legal Notice on page 19.

MORGAN STANLEY
Quarterly Earnings Per Share
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2013	Sept 30, 2013	Dec 31, 2012	Sept 30, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012	Change

Income (loss) from continuing operations	$281	$1,002	$852	(72%)	(67%)	$3,753	$757	*
Net income applicable to redeemable noncontrolling interests	0	0	116	--	*	222	124	79%
Net income applicable to nonredeemable noncontrolling interests	89	112	75	(21%)	19%	459	495	(7%)
Net income (loss) from continuing operations applicable to noncontrolling interests	89	112	191	(21%)	(53%)	681	619	10%
Income (loss) from continuing operations applicable to Morgan Stanley	192	890	661	(78%)	(71%)	3,072	138	*
Less: Preferred Dividends	48	24	24	100%	100%	120	96	25%
Less: Morgan Stanley Smith Barney Joint Venture Redemption Adjustment	-	-	-	--	--	151	-	*
Income (loss) from continuing operations applicable to Morgan Stanley, prior to allocation of income to Participating Restricted Stock Units	144	866	637	(83%)	(77%)	2,801	42	*

Basic EPS Adjustments:
Less: Allocation of earnings to Participating Restricted Stock Units	0	2	2	*	*	6	2	200%
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$144	$864	$635	(83%)	(77%)	$2,795	$40	*

Gain (loss) from discontinued operations after tax	(11)	16	(64)	*	83%	(43)	(41)	(5%)
Less: Gain (loss) from discontinued operations after tax applicable to noncontrolling interests	0	0	3	--	*	0	29	*
Gain (loss) from discontinued operations after tax applicable to Morgan Stanley	(11)	16	(67)	*	84%	(43)	(70)	39%
Less: Allocation of earnings to Participating Restricted Stock Units	0	0	0	--	--	0	0	--
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(11)	16	(67)	*	84%	(43)	(70)	39%

Earnings (loss) applicable to Morgan Stanley common shareholders	$133	$880	$568	(85%)	(77%)	$2,752	$(30)	*

Average basic common shares outstanding (millions)	1,905	1,909	1,892	--	1%	1,906	1,886	1%

Earnings per basic share:
Income from continuing operations	$0.08	$0.45	$0.34	(82%)	(76%)	$1.47	$0.02	*
Discontinued operations	$(0.01)	$0.01	$(0.04)	*	75%	$(0.03)	$(0.04)	25%
Earnings per basic share	$0.07	$0.46	$0.30	(85%)	(77%)	$1.44	$(0.02)	*

Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$144	$864	$635	(83%)	(77%)	$2,795	$40	*

Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(11)	16	(67)	*	84%	(43)	(70)	39%

Earnings (loss) applicable to Morgan Stanley common shareholders	$133	$880	$568	(85%)	(77%)	$2,752	$(30)	*

Average diluted common shares outstanding and common stock equivalents (millions)	1,970	1,965	1,937	--	2%	1,957	1,919	2%

Earnings per diluted share:
Income from continuing operations	$0.07	$0.44	$0.33	(84%)	(79%)	$1.43	$0.02	*
Discontinued operations	$-	$0.01	$(0.04)	*	*	$(0.02)	$(0.04)	50%
Earnings per diluted share	$0.07	$0.45	$0.29	(84%)	(76%)	$1.41	$(0.02)	*

Notes:	-	The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share. For further discussion of the Firm's earnings per share calculations, see page 14 and 15 of the Financial Supplement and Note 15 to the consolidated financial statements in the Firm's Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.
	-	Refer to Legal Notice on page 19.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2013	Sept 30, 2013	Dec 31, 2012	Sept 30, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012	Change

Regional revenues (1)
Americas	$5,647	$5,666	$5,567	--	1%	$23,282	$20,200	15%
EMEA (Europe, Middle East, Africa)	1,196	1,148	656	4%	82%	4,542	3,078	48%
Asia	987	1,118	740	(12%)	33%	4,593	2,824	63%
Consolidated net revenues	$7,830	$7,932	$6,963	(1%)	12%	$32,417	$26,102	24%

Worldwide employees	55,794	56,101	57,061	(1%)	(2%)
Global representatives	16,784	16,901	16,780	(1%)	--

Firmwide deposits	$112,379	$104,807	$83,266	7%	35%
Total assets	$831,889	$832,223	$780,960	--	7%
Risk-weighted assets (2)	$388,589	$385,664	$306,746	1%	27%
Global liquidity reserve (billions) (3)	$202	$198	$182	2%	11%
Long-term debt outstanding	$153,575	$157,805	$169,571	(3%)	(9%)
Maturities of long-term debt outstanding (next 12 months)	$24,193	$24,232	$25,303	--	(4%)

Common equity	62,798	62,758	60,601	--	4%
Preferred equity	3,220	2,370	1,508	36%	114%
Morgan Stanley shareholders' equity	66,018	65,128	62,109	1%	6%
Junior subordinated debt issued to capital trusts	4,849	4,812	4,827	1%	--
Less: Goodwill and intangible assets (4)	(9,873)	(10,098)	(7,587)	2%	(30%)
Tangible Morgan Stanley shareholders' equity	$60,994	$59,842	$59,349	2%	3%
Tangible common equity (5)	$52,925	$52,660	$53,014	1%	--

Tier 1 common capital (2)	$49,882	$48,696	$44,794	2%	11%
Tier 1 capital (2)	$60,972	$58,903	$54,360	4%	12%

Tier 1 common capital ratio (2)	12.8%	12.6%	14.6%
Tier 1 capital ratio (2)	15.7%	15.3%	17.7%
Tier 1 leverage ratio (6)	7.6%	7.3%	7.1%

Period end common shares outstanding (000's)	1,944,869	1,953,351	1,974,042	--	(1%)

Book value per common share	$32.29	$32.13	$30.70
Tangible book value per common share	$27.21	$26.96	$26.86

Notes:	-	All data presented in millions except number of employees, liquidity, ratios and book values.
-
For the quarter ended December 31, 2013, global representatives included 328 representatives associated with the International Wealth Management business reported in the Institutional Securities business segment.

-
During the quarter ended September 30, 2013, firmwide deposits increased by approximately $21 billion as a result of the contractual transfer of deposits from Citi subsequent to the closing of the acquisition of the remaining 35% interest of the Morgan Stanley Smith Barney Joint Venture.

	-	Refer to End Notes on pages 16-18 and Legal Notice on page 19.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2013	Sept 30, 2013	Dec 31, 2012	Sept 30, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012	Change
Average Tier 1 Common Capital (1)
Institutional Securities	$31.4	$32.0	$22.4	(2%)	40%	$32.7	$22.3	47%
Wealth Management	4.5	4.4	3.8	2%	18%	4.3	3.7	16%
Investment Management	1.8	1.7	1.3	6%	38%	1.7	1.3	31%
Parent capital	11.9	10.2	16.9	17%	(30%)	9.0	15.5	(42%)
Total - continuing operations	49.6	48.3	44.4	3%	12%	47.7	42.8	11%
Discontinued operations	0.0	0.0	0.0	--	--	0.0	0.0	--
Firm	$49.6	$48.3	$44.4	3%	12%	$47.7	$42.8	11%

Average Common Equity (1)
Institutional Securities	$36.2	$37.0	$28.5	(2%)	27%	$37.9	$29.0	31%
Wealth Management	13.2	13.1	13.2	1%	--	13.3	13.3	--
Investment Management	2.9	2.8	2.4	4%	21%	2.8	2.4	17%
Parent capital	10.7	9.2	16.3	16%	(34%)	7.9	16.1	(51%)
Total - continuing operations	63.0	62.1	60.4	1%	4%	61.9	60.8	2%
Discontinued operations	0.0	0.0	0.0	--	--	0.0	0.0	--
Firm	$63.0	$62.1	$60.4	1%	4%	$61.9	$60.8	2%

Return on average Tier 1 common capital
Institutional Securities	*	4%	7%			3%	*
Wealth Management	42%	39%	28%			31%	21%
Investment Management	41%	32%	*			29%	10%
Total - continuing operations	1%	7%	6%			6%	0%
Firm	1%	7%	5%			6%	*

Return on average common equity
Institutional Securities	*	3%	5%			3%	*
Wealth Management	14%	13%	8%			10%	6%
Investment Management	25%	19%	*			18%	5%
Total - continuing operations	1%	6%	4%			5%	0%
Firm	1%	6%	4%			4%	*

Notes:	-	Effective January 1, 2013, in accordance with U.S. banking regulators’ rules, the Firm implemented the Basel Committee’s market risk capital framework, commonly referred to as “Basel 2.5”.
	-	The return on average common equity and average Tier 1 common capital are non-GAAP measures that the Firm considers to be useful measures to assess operating performance.
-
For the full year ended December 31, 2013, the Firm and Wealth Management business segment included a negative adjustment of approximately $151 million (net of tax) related to the purchase of the remaining 35%

interest in the Morgan Stanley Smith Barney Joint Venture. This adjustment was included in the numerator for the purposes of calculating the return on average common equity and Tier 1 common capital.
Excluding this negative adjustment, these calculations would have been as follows:
Return on average Tier 1 common capital:
December 31, 2013 YTD: Firm: 6%, Wealth Management: 34%
Return on average common equity:
December 31, 2013 YTD: Firm: 5%, Wealth Management: 11%
	-	Refer to End Notes on pages 16-18 and Legal Notice on page 19.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2013	Sept 30, 2013	Dec 31, 2012	Sept 30, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012	Change
Revenues:
Investment banking	$1,362	$992	$1,226	37%	11%	$4,377	$3,930	11%
Trading	1,176	1,959	1,288	(40%)	(9%)	8,147	6,002	36%
Investments	177	337	148	(47%)	20%	707	219	*
Commissions and fees	596	571	519	4%	15%	2,425	2,176	11%
Asset management, distribution and admin. fees	73	72	68	1%	7%	280	242	16%
Other	192	141	46	36%	*	608	203	200%
Total non-interest revenues	3,576	4,072	3,295	(12%)	9%	16,544	12,772	30%

Interest income	643	893	1,089	(28%)	(41%)	3,572	4,224	(15%)
Interest expense	891	1,279	1,300	(30%)	(31%)	4,673	5,971	(22%)
Net interest	(248)	(386)	(211)	36%	(18%)	(1,101)	(1,747)	37%
Net revenues	3,328	3,686	3,084	(10%)	8%	15,443	11,025	40%

Compensation and benefits	1,551	1,617	1,557	(4%)	--	6,823	6,978	(2%)
Non-compensation expenses	2,890	1,696	1,449	70%	99%	7,601	5,735	33%
Total non-interest expenses	4,441	3,313	3,006	34%	48%	14,424	12,713	13%

Income (loss) from continuing operations before taxes	(1,113)	373	78	*	*	1,019	(1,688)	*
Income tax provision / (benefit) from continuing operations	(689)	0	(363)	*	(90%)	(340)	(1,061)	68%
Income (loss) from continuing operations	(424)	373	441	*	*	1,359	(627)	*
Gain (loss) from discontinued operations after tax (1)	(11)	(4)	(61)	(175%)	82%	(52)	(122)	57%
Net income (loss)	(435)	369	380	*	*	1,307	(749)	*
Net income applicable to redeemable noncontrolling interests	-	-	4	--	*	1	4	(75%)
Net income applicable to nonredeemable noncontrolling interests (2)	43	48	38	(10%)	13%	277	170	63%
Net income (loss) applicable to Morgan Stanley	$(478)	$321	$338	*	*	$1,029	$(923)	*

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	(467)	325	402	*	*	1,081	(797)	*
Gain (loss) from discontinued operations after tax	(11)	(4)	(64)	(175%)	83%	(52)	(126)	59%
Net income (loss) applicable to Morgan Stanley	$(478)	$321	$338	*	*	$1,029	$(923)	*

Return on average common equity
from continuing operations	*	3%	5%			3%	*
Pre-tax profit margin (3)	*	10%	3%			7%	*
Compensation and benefits as a % of net revenues	47%	44%	51%			44%	63%

Notes:	-	Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure to assess operating performance.
	-	The quarter ended December 31, 2013, includes a discrete tax benefit of approximately $192 million consisting of $100 million related to the remeasurement of reserves and related interest based on new information regarding the status of certain tax authority examinations and $92 million related to the establishment of a deferred tax asset associated with the reorganization of certain non-US legal entities.

-
The quarter ended September 30, 2013 included a discrete net tax benefit of $73 million attributable to tax planning strategies to optimize foreign tax credit utilization in anticipation of the repatriation of earnings from certain non-U.S. subsidiaries.
-
The quarter ended December 31, 2012 included a net tax benefit of approximately $331 million, consisting of a discrete tax benefit of approximately $299 million related to the remeasurement of reserves, as well as an out-of-period net tax benefit of approximately $32 million to adjust previously recorded deferred tax assets.
	-	Refer to End Notes on pages 16-18 and Legal Notice on page 19.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2013	Sept 30, 2013	Dec 31, 2012	Sept 30, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012	Change

Investment Banking
Advisory revenues	$451	$275	$454	64%	(1%)	$1,310	$1,369	(4%)
Underwriting revenues
Equity	416	236	238	76%	75%	1,262	892	41%
Fixed income	495	481	534	3%	(7%)	1,805	1,669	8%
Total underwriting revenues	911	717	772	27%	18%	3,067	2,561	20%

Total investment banking revenues	$1,362	$992	$1,226	37%	11%	$4,377	$3,930	11%

Sales & Trading
Equity	$1,420	$1,680	$1,217	(15%)	17%	$6,529	$4,811	36%
Fixed Income & Commodities	409	694	481	(41%)	(15%)	3,594	2,358	52%
Other	(232)	(158)	(34)	(47%)	*	(372)	(496)	25%
Total sales & trading net revenues	$1,597	$2,216	$1,664	(28%)	(4%)	$9,751	$6,673	46%

Investments & Other
Investments	$177	$337	$148	(47%)	20%	$707	$219	*
Other	192	141	46	36%	*	608	203	200%
Total investments & other revenues	$369	$478	$194	(23%)	90%	$1,315	$422	*

Total Institutional Securities net revenues	$3,328	$3,686	$3,084	(10%)	8%	$15,443	$11,025	40%

Average Daily 95% / One-Day Value-at-Risk ("VaR") (1)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$35	$37	$60
Equity price	$20	$18	$21
Foreign exchange rate	$17	$13	$11
Commodity price	$18	$20	$22

Aggregation of Primary Risk Categories	$46	$46	$69

Credit Portfolio VaR	$13	$15	$20

Trading VaR	$51	$52	$78

Notes:	-	For the periods noted below, sales and trading net revenues included positive (negative) revenue related to DVA as follows:
December 31, 2013: Total QTD: $(368) million; Fixed Income & Commodities: $(285) million; Equity: $(83) million
September 30, 2013: Total QTD: $(171) million; Fixed Income & Commodities: $(141) million; Equity: $(30) million
December 31, 2012: Total QTD: $(511) million; Fixed Income & Commodities: $(330) million; Equity: $(181) million
December 31, 2013: Total YTD: $(681) million; Fixed Income & Commodities: $(603) million; Equity: $(78) million
December 31, 2012: Total YTD: $(4,402) million; Fixed Income & Commodities: $(3,273) million; Equity: $(1,130) million
	-	Refer to End Notes on pages 16-18 and Legal Notice on page 19.

MORGAN STANLEY
Quarterly Wealth Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2013	Sept 30, 2013	Dec 31, 2012	Sept 30, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012	Change
Revenues:
Investment banking	$206	$185	$208	11%	(1%)	$923	$835	11%
Trading	323	317	245	2%	32%	1,161	1,043	11%
Investments	5	4	3	25%	67%	14	10	40%
Commissions and fees	576	507	533	14%	8%	2,209	2,080	6%
Asset management, distribution and admin. fees	1,984	1,900	1,853	4%	7%	7,638	7,190	6%
Other	110	75	95	47%	16%	389	309	26%
Total non-interest revenues	3,204	2,988	2,937	7%	9%	12,334	11,467	8%

Interest income	569	532	496	7%	15%	2,100	1,886	11%
Interest expense	41	39	108	5%	(62%)	220	319	(31%)
Net interest	528	493	388	7%	36%	1,880	1,567	20%
Net revenues	3,732	3,481	3,325	7%	12%	14,214	13,034	9%

Compensation and benefits	2,147	2,017	1,906	6%	13%	8,271	7,796	6%
Non-compensation expenses	876	796	857	10%	2%	3,314	3,616	(8%)
Total non-interest expenses	3,023	2,813	2,763	7%	9%	11,585	11,412	2%

Income (loss) from continuing operations before taxes	709	668	562	6%	26%	2,629	1,622	62%
Income tax provision / (benefit) from continuing operations	233	238	193	(2%)	21%	920	557	65%
Income (loss) from continuing operations	476	430	369	11%	29%	1,709	1,065	60%
Gain (loss) from discontinued operations after tax (1)	0	0	1	--	*	(1)	68	*
Net income (loss)	476	430	370	11%	29%	1,708	1,133	51%
Net income applicable to redeemable noncontrolling interests (2)	0	0	112	--	*	221	120	84%
Net income applicable to nonredeemable noncontrolling interests (2)	0	0	(9)	--	*	-	167	*
Net income (loss) applicable to Morgan Stanley	$476	$430	$267	11%	78%	$1,487	$846	76%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	476	430	266	11%	79%	1,488	803	85%
Gain (loss) from discontinued operations after tax	0	0	1	--	*	(1)	43	*
Net income (loss) applicable to Morgan Stanley	$476	$430	$267	11%	78%	$1,487	$846	76%

Return on average common equity
from continuing operations	14%	13%	8%			10%	6%
Pre-tax profit margin (3)	19%	19%	17%			18%	12%
Compensation and benefits as a % of net revenues	58%	58%	57%			58%	60%

Notes:	-	Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure to assess operating performance.
	-	In the quarter and full year ended December 31, 2013, Wealth Management recorded an impairment charge of approximately $36 million related to certain intangibles (i.e. management contracts)
associated with alternative investment funds.
	-	For the full year ended December 31, 2013, the return on average common equity included a negative adjustment related to the purchase of the remaining 35% interest in the Morgan Stanley Smith
Barney Joint Venture. This adjustment was included in the numerator for the purposes of calculating the return on average common equity. Excluding this negative adjustment, the return on average common equity would have been 11% for the full year ended December 31, 2013.
	-	Refer to End Notes on pages 16-18 and Legal Notice on page 19.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Wealth Management
(unaudited)

	Quarter Ended			Percentage Change From:
	Dec 31, 2013	Sept 30, 2013	Dec 31, 2012	Sept 30, 2013	Dec 31, 2012

Wealth Management representatives	16,456	16,517	16,352	--	1%

Annualized revenue per representative (000's) (1)	$905	$848	$813	7%	11%

Assets by client segment (billions)
$10m or more	678	631	538	7%	26%
$1m - $10m	776	741	699	5%	11%
Subtotal - > $1m	1,454	1,372	1,237	6%	18%
$100k - $1m	414	411	414	1%	--
< $100k	41	42	45	(2%)	(9%)
Total client assets (billions)	$1,909	$1,825	$1,696	5%	13%

% of assets by client segment > $1m	76%	75%	73%

Fee-based client account assets (billions) (2)	$697	$652	$554	7%	26%
Fee-based assets as a % of client assets	37%	36%	33%

Bank deposit program (millions)	$133,675	$129,537	$130,798	3%	2%

Client assets per representative (millions) (3)	$116	$110	$104	5%	12%

Fee based asset flows (billions)	$11.6	$15.0	$6.9	(23%)	68%

Retail locations	649	650	694	--	(6%)

Notes:	-	For the quarters ended December 31, 2013, September 30, 2013 and December 31, 2012, approximately $104 billion, $94 billion and
$72 billion, respectively, of the assets in the bank deposit program are attributable to Morgan Stanley.
	-	Refer to End Notes on pages 16-18 and Legal Notice on page 19.

MORGAN STANLEY
Quarterly Investment Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2013	Sept 30, 2013	Dec 31, 2012	Sept 30, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012	Change
Revenues:
Investment banking	$4	$1	$5	*	(20%)	$11	$17	(35%)
Trading	15	(21)	(19)	*	*	41	(45)	*
Investments (1)	341	387	153	(12%)	123%	1,056	513	106%
Commissions and fees	0	0	0	--	--	0	0	--
Asset management, distribution and admin. fees	475	450	447	6%	6%	1,853	1,703	9%
Other	8	11	16	(27%)	(50%)	33	55	(40%)
Total non-interest revenues	843	828	602	2%	40%	2,994	2,243	33%

Interest income	2	2	3	--	(33%)	9	10	(10%)
Interest expense	3	2	6	50%	(50%)	15	34	(56%)
Net interest	(1)	0	(3)	*	67%	(6)	(24)	75%
Net revenues	842	828	599	2%	41%	2,988	2,219	35%

Compensation and benefits	295	332	168	(11%)	76%	1,183	841	41%
Non-compensation expenses	210	196	210	7%	--	821	788	4%
Total non-interest expenses	505	528	378	(4%)	34%	2,004	1,629	23%

Income (loss) from continuing operations before taxes	337	300	221	12%	52%	984	590	67%
Income tax provision / (benefit) from continuing operations	108	101	179	7%	(40%)	299	267	12%
Income (loss) from continuing operations	229	199	42	15%	*	685	323	112%
Gain (loss) from discontinued operations after tax	0	8	(4)	*	*	9	9	--
Net income (loss)	229	207	38	11%	*	694	332	109%
Net income applicable to redeemable noncontrolling interests	0	0	0	--	--	-	-	--
Net income applicable to nonredeemable noncontrolling interests (1)	46	64	49	(28%)	(6%)	182	187	(3%)
Net income (loss) applicable to Morgan Stanley	$183	$143	$(11)	28%	*	$512	$145	*

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	183	135	(7)	36%	*	503	136	*
Gain (loss) from discontinued operations after tax	0	8	(4)	*	*	9	9	--
Net income (loss) applicable to Morgan Stanley	$183	$143	$(11)	28%	*	$512	$145	*

Return on average common equity
from continuing operations	25%	19%	*			18%	5%
Pre-tax profit margin (2)	40%	36%	37%			33%	27%
Compensation and benefits as a % of net revenues	35%	40%	28%			40%	38%

Notes:	-	Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure to assess operating performance.
	-	The quarter and full year ended December 31, 2012 included an out-of-period net tax provision of approximately $107 million, primarily related to the overstatement of deferred tax assets associated with partnership investments in prior periods.
	-	Refer to End Notes on pages 16-18 and Legal Notice on page 19.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Investment Management
(unaudited)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2013	Sept 30, 2013	Dec 31, 2012	Sept 30, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012	Change

Net Revenues (millions)
Traditional Asset Management	$430	$369	$376	17%	14%	$1,619	$1,427	13%
Real Estate Investing (1)	160	233	127	(31%)	26%	690	520	33%
Merchant Banking	252	226	96	12%	163%	679	272	150%
Total Investment Management	$842	$828	$599	2%	41%	$2,988	$2,219	35%

Assets under management or supervision (billions)

Net flows by asset class (2)
Traditional Asset Management
Equity	$(1.1)	$-	$(0.4)	*	(175%)	$(1.1)	$(1.9)	42%
Fixed Income	2.2	(2.5)	3.7	*	(41%)	(0.3)	(0.8)	63%
Liquidity	1.8	3.9	(2.6)	(54%)	*	11.9	26.0	(54%)
Alternatives	1.1	0.5	0.1	120%	*	2.6	1.1	136%
Total Traditional Asset Management	4.0	1.9	0.8	111%	*	13.1	24.4	(46%)

Real Estate Investing	0.4	(0.3)	0.4	*	--	(0.6)	0.9	*
Merchant Banking	(0.2)	0.2	0.0	*	*	0.8	0.0	*
Total net flows	$4.2	$1.8	$1.2	133%	*	$13.3	$25.3	(47%)

Assets under management or supervision by asset class (3)
Traditional Asset Management
Equity	$140	$133	$120	5%	17%
Fixed Income	60	58	62	3%	(3%)
Liquidity	112	110	100	2%	12%
Alternatives	31	30	27	3%	15%
Total Traditional Asset Management	343	331	309	4%	11%

Real Estate Investing	21	20	20	5%	5%
Merchant Banking	9	9	9	--	--
Total Assets Under Management or Supervision	$373	$360	$338	4%	10%
Share of minority stake assets	6	6	5	--	20%

Notes:	-	The alternatives asset class includes a range of investment products such as funds of hedge funds, funds of private equity funds and funds of real estate funds.
	-	The share of minority stake assets represents Investment Management's proportional share of assets managed by entities in which it owns a minority stake.
	-	Refer to End Notes on pages 16-18 and Legal Notice on page 19.

MORGAN STANLEY
Quarterly Financial Information
Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Dec 31, 2013	Sept 30, 2013	Dec 31, 2012	Sept 30, 2013	Dec 31, 2012

Institutional Securities
Corporate Funded Loans
Loans held for investment, net of allowance	$7.8	$7.2	$5.7	8%	37%
Loans held for sale	6.2	4.5	5.0	38%	24%
Loans held at fair value (1)	2.9	3.9	7.6	(26%)	(62%)
Total corporate funded loans	$16.9	$15.6	$18.3	8%	(8%)

Corporate Lending Commitments
Loans held for investment	$61.5	$55.7	$43.7	10%	41%
Loans held for sale	8.1	11.0	3.7	(26%)	119%
Loans held at fair value (2)	9.1	13.1	23.9	(31%)	(62%)
Total corporate lending commitments	$78.7	$79.8	$71.3	(1%)	10%

Corporate Loans and Lending Commitments (3) (4)	$95.6	$95.4	$89.6	--	7%

Other Funded Loans
Loans held for investment, net of allowance	$3.8	$3.1	$1.1	23%	*
Loans held for sale	0.1	0.1	0.0	--	*
Loans held at fair value	9.8	9.6	9.6	2%	2%
Total other funded loans	$13.7	$12.8	$10.7	7%	28%

Other Lending Commitments
Loans held for investment	$1.3	$0.9	$0.2	44%	*
Loans held for sale	0.0	0.0	0.0	--	--
Loans held at fair value	0.9	1.6	0.8	(44%)	13%
Total other lending commitments	$2.2	$2.5	$1.0	(12%)	120%

Total Other Loans and Lending Commitments (5)	$15.9	$15.3	$11.7	4%	36%

Institutional Securities Loans and Lending Commitments (3)	$111.5	$110.7	$101.3	1%	10%

Wealth Management

Funded Loans
Loans held for investment, net of allowance	$24.9	$22.6	$17.2	10%	45%
Loans held for sale	0.1	0.1	0.1	--	--
Total funded loans	$25.0	$22.7	$17.3	10%	45%

Lending Commitments
Loans held for investment	$4.5	$3.9	$2.4	15%	88%
Loans held for sale	0.0	0.1	0.3	*	*
Total lending commitments	$4.5	$4.0	$2.7	13%	67%

Wealth Management Loans and Lending Commitments (6)	$29.5	$26.7	$20.0	10%	48%

Firm Loans and Lending Commitments	$141.0	$137.4	$121.3	3%	16%

-	Refer to End Notes on pages 16-18 and Legal Notice on page 19.

This page represents an addendum to the 4Q 2013 Financial Supplement, Appendix I

MORGAN STANLEY
Country Risk Exposure - European Peripherals and France
As of December 31, 2013
(unaudited, dollars in millions)

		Net				Exposure
	Net	Counterparty	Funded	Unfunded	CDS	Before
	Inventory (1)	Exposure (2) (3)	Lending	Commitments	Adjustment (4)	Hedges	Hedges (5)	Net Exposure
Greece
Sovereigns	$8	$7	$-	$-	$-	$15	$-	$15
Non-sovereigns	118	3	-	-	-	121	(4)	117
Sub-total	126	10	-	-	-	136	(4)	132
Ireland
Sovereigns	5	1	-	-	5	11	-	11
Non-sovereigns	239	51	-	-	13	303	(8)	295
Sub-total	244	52	-	-	18	314	(8)	306
Italy
Sovereigns	752	221	-	-	713	1,686	(225)	1,461
Non-sovereigns	182	849	-	706	115	1,852	(243)	1,609
Sub-total	934	1,070	-	706	828	3,538	(468)	3,070
Portugal
Sovereigns	(222)	-	-	-	47	(175)	-	(175)
Non-sovereigns	(77)	27	103	-	32	85	(9)	76
Sub-total	(299)	27	103	-	79	(90)	(9)	(99)
Spain
Sovereigns	938	-	-	-	16	954	-	954
Non-sovereigns	235	128	120	976	14	1,473	(234)	1,239
Sub-total	1,173	128	120	976	30	2,427	(234)	2,193
Total Euro Peripherals (6)
Sovereigns	1,481	229	-	-	781	2,491	(225)	2,266
Non-sovereigns	697	1,058	223	1,682	174	3,834	(498)	3,336
Sub-total	$2,178	$1,287	$223	$1,682	$955	$6,325	$(723)	$5,602

France (6)
Sovereigns	(454)	-	-	-	34	(420)	(247)	(667)
Non-sovereigns	330	1,885	179	2,798	43	5,235	(506)	4,729
Sub-total	$(124)	$1,885	$179	$2,798	$77	$4,815	$(753)	$4,062

Notes:	-	Country risk exposure is measured in accordance with the Firm’s internal risk management standards and includes obligations from sovereign and non-sovereigns, which includes governments, corporations, clearinghouses and financial institutions.
	-	Refer to End Notes on pages 16-18 and Legal Notice on page 19.

This page represents an addendum to the 4Q 2013 Financial Supplement, Appendix II

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended December 31, 2013
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income from continuing operations applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,905	100%		$96	$48	$144	(6)	$0.08
Participating Restricted Stock Units (1)	3	0%		$0	$0	$0	(7)	N/A
	1,908	100%	$144	$96	$48	$144

	Allocation of gain (loss) from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Gain (loss) from Discontinued Operations Applicable to Common Shareholders, after Tax (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,905	100%		$0	$(11)	$(11)	(6)	$(0.01)
Participating Restricted Stock Units (1)	3	0%		$0	$0	$0	(7)	N/A
	1,908	100%	$(11)	$0	$(11)	$(11)

	Allocation of net income applicable to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,905	100%		$96	$37	$133	(6)	$0.07
Participating Restricted Stock Units (1)	3	0%		$0	$0	$0	(7)	N/A
	1,908	100%	$133	$96	$37	$133

Note:	-	Refer to End Notes on pages 16-18 and Legal Notice on page 19.

This page represents an addendum to the 4Q 2013 Financial Supplement, Appendix III

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Twelve Months Ended December 31, 2013
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income from continuing operations applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,906	100%		$381	$2,414	$2,795	(6)	$1.47
Participating Restricted Stock Units (1)	4	0%		$1	$5	$6	(7)	NA
	1,910	100%	$2,801	$382	$2,419	$2,801

	Allocation of gain (loss) from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Gain (loss) from Discontinued Operations Applicable to Common Shareholders, after Tax (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,906	100%		$0	$(43)	$(43)	(6)	$(0.03)
Participating Restricted Stock Units (1)	4	0%		$0	$0	$0	(7)	NA
	1,910	100%	$(43)	$0	$(43)	$(43)

	Allocation of net income applicable to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,906	100%		$381	$2,371	$2,752	(6)	$1.44
Participating Restricted Stock Units (1)	4	0%		$1	$5	$6	(7)	N/A
	1,910	100%	$2,758	$382	$2,376	$2,758

Note:	-	Refer to End Notes on pages 16-18 and Legal Notice on page 19.

MORGAN STANLEY
End Notes

Page 1:
(1)
From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  For these purposes,

“GAAP” refers to generally accepted accounting principles in the United States.  The Securities and Exchange Commission (SEC) defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to investors in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition and operating results. These measures are not in accordance with, or a substitute for GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.

Whenever we refer to a non-GAAP financial measure, we will also generally present the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.
(2)
Income (loss) applicable to Morgan Stanley represents income (loss) from continuing operations, adjusted for the portion of net income (loss) applicable to noncontrolling interests related to continuing operations. For the quarter and twelve months ended December 31, 2013, net income (loss) applicable to noncontrolling interests included $3 million and $29 million, respectively, reported as a gain in discontinued operations.

(3)
The return on average common equity and the return on average common equity from continuing operations equal income applicable to Morgan Stanley in each case, less preferred dividends as a percentage of average common equity.  The return on average common equity and the return on average common equity from continuing operations excluding DVA are adjusted for DVA in each case in the numerator and denominator. For the full year ended

December 31, 2013, the Firm included a negative adjustment of approximately $151 million (net of tax) to reflect the difference between the purchase price of the 35% redeemable noncontrolling interest in the Morgan

Stanley Smith Barney Joint Venture and its carrying value.
(4)	Tier 1 common capital ratio equals Tier 1 common equity divided by risk-weighted assets (RWAs).
(5)	Tier 1 capital ratio equals Tier 1 capital divided by RWAs.
(6)	Book value per common share equals common equity divided by period end common shares outstanding.
(7)	Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.

Page 2:
(1)
For the year ended December 31, 2013, the income tax provision / (benefit) from continuing operations included discrete tax benefits of $407 million consisting of $161 million related to the remeasurement of reserves and related interest based on new information regarding the status of certain tax authority examinations, $92 million related to the establishment of a deferred tax asset associated with the reorganization of certain non-US legal entities, $73 million attributable to tax planning strategies to optimize foreign tax credit utilization in anticipation of the repatriation of earnings from certain non-U.S. subsidiaries and $81 million resulting from a retroactive

change in U.S. tax law.   For the year ended December 31, 2012, the income tax provision / (benefit) from continuing operations included a net tax benefit of $142 million consisting of a discrete benefit of approximately

$299 million related to the remeasurement of reserves and $157 million of an out-of-period tax provision which includes approximately $75 million to adjust previously recorded deferred tax assets and approximately

$82 million primarily related to the overstatement of tax benefits associated with repatriated earnings of a foreign subsidiary in 2010.
(2)
In the quarter ended December 31, 2012, discontinued operations included the provision of $115 million related to a settlement with the Federal Reserve Board concerning the independent foreclosure review related to

Saxon (reported in the Institutional Securities business segment). For the twelve months ended December 31, 2012, discontinued operations reflected a pre-tax gain of $108 million and other operating income related to

Quilter Holdings Ltd. (reported in the Wealth Management business segment), and an after-tax loss and operating results related to Saxon (reported in the Institutional Securities business segment), which includes the provision related to a settlement with the Federal Reserve Board concerning Saxon.
(3)
In the full year ended December 31, 2013, the Firm completed the purchase of the remaining 35% interest in the Morgan Stanley Smith Barney Joint Venture from Citigroup Inc. (Citi), increasing the Firm's interest from

65% to 100%. During the quarter ended September 30, 2012, Morgan Stanley completed the purchase of an additional 14% stake in the Morgan Stanley Smith Barney Joint Venture from Citi, increasing the Firm’s interest from

51% to 65%. Prior to September 17, 2012, Citi’s results related to its 49% interest were reported in net income (loss) applicable to nonredeemable noncontrolling interests. Due to the terms of the revised agreement with Citi, subsequent to the purchase of the additional 14% stake, Citi’s results related to the 35% interest are reported in net income (loss) applicable to redeemable noncontrolling interests.
(4)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 4:
(1)
Reflects the regional view of the Firm's consolidated net revenues, on a managed basis. Further discussion regarding the geographic methodology for net revenues is disclosed in Note 19 to the consolidated financial statements included in the Firm's 10-Q for the quarter ended September 30, 2013.
(2)
The Firm calculates its Tier 1 capital, Tier 1 capital ratios and risk-weighted assets (“RWAs”) in accordance with the capital adequacy standards for financial holding companies adopted by the Federal Reserve Board.

These standards are based upon a framework described in the International Convergence of Capital Measurement and Capital Standards, July 1988, as amended, also referred to as Basel I.  On January 1, 2013, the U.S. banking regulators’ rules to implement the Basel Committee’s market risk capital framework, commonly referred to as “Basel 2.5”, became effective, which increases capital requirements for securitizations and correlation trading within the Firm's trading book, as well as incorporating add-ons for stressed VaR and incremental risk requirement.  The Firm's Tier 1 capital, Tier 1 capital ratios and RWAs for the quarters ended

December 31, 2013 and September 30, 2013 were calculated under this revised framework. The Firm's Tier 1 capital, Tier 1 capital ratios and RWAs for prior quarters have not been recalculated under this revised framework.

Further discussion of Tier 1 capital, Tier 1 common capital and RWAs is disclosed in Part I, Item 2 "Regulatory Requirements" included in the Firm's September 30, 2013 Form 10-Q. These computations are preliminary estimates as of January 17, 2014 (the date of this release) and could be subject to revision in Morgan Stanley’s Annual Report on Form 10-K for the year ended December 31, 2013.
(3)
The global liquidity reserve, which is held within the bank and non-bank operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S. agency mortgage-backed securities, FDIC-guaranteed corporate debt and non-U.S. government securities.
(4)
The Firm's interest in the Morgan Stanley Smith Barney Joint Venture for the quarters ended December 31, 2013 and September 30, 2013 was 100% and for the quarter ended December 31, 2012 was 65%. Goodwill and intangible balances included only the Firm's share of the Morgan Stanley Smith Barney Joint Venture's goodwill and intangible assets, net of allowable mortgage servicing rights deduction for quarters ended December 31, 2013,

September 30, 2013 and December 31, 2012 of $7 million, $7 million and $6 million, respectively.
(5)
Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction and includes only the Firm’s share of the Morgan Stanley Smith Barney Joint Venture’s goodwill and intangible assets. The Firm's interest in the Morgan Stanley Smith Barney Joint Venture for the quarters ended December 31, 2013 and September 30, 2013 was 100% and for the quarter ended
December 31, 2012 was 65%.
(6)
Tier 1 leverage ratio equals Tier 1 capital divided by adjusted average total assets (which reflects adjustments for disallowed goodwill, certain intangible assets, deferred tax assets and financial and non-financial equity investments).

MORGAN STANLEY
End Notes

Page 5:
(1)
The Firm’s capital estimation is based on the Required Capital framework, an internal capital adequacy measure which considers a risk-based going concern capital after absorbing potential losses from extreme stress events at a point in time. Further discussion of the framework is disclosed in Part I, Item 2 "Required Capital" included in the Firm's 3Q 2013 Form 10-Q. On January 1, 2013, the U.S. banking regulators’ rules to implement the Basel

Committee’s market risk capital framework, commonly referred to as “Basel 2.5”, became effective, which increased capital requirements for securitizations and correlation trading within the Company's trading book, as well as incorporating add-ons for stressed VaR and incremental risk requirement.

Page 6:
(1)
In the quarter and full year ended December 31, 2012, discontinued operations included the provision of $115 million related to a settlement with the Federal Reserve Board concerning the independent foreclosure review related to Saxon.
(2)	Net income applicable to noncontrolling interests primarily represents the allocation to MUFG of Morgan Stanley MUFG Securities Co., Ltd, which the Firm consolidates.
(3)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 7:
(1)
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period.

Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in Part II, Item 7A  "Quantitative and Qualitative Disclosures about  Market Risk"  included in the Firm's 2012 Form 10-K.

Page 8:
(1)	For the full year ended December 31, 2012, discontinued operations included the operating results related to Quilter.
(2)
During the full year ended December 31, 2013, the Firm completed the purchase of the remaining 35% interest in the Morgan Stanley Smith Barney Joint Venture from Citigroup Inc. (Citi), increasing the Firm's interest from

65% to 100%.  During the quarter ended September 30, 2012, Morgan Stanley completed the purchase of an additional 14% stake in the Morgan Stanley Smith Barney Joint Venture from Citi, increasing the Firm’s interest from

51% to 65%.  Due to the terms of the revised agreement with Citi, subsequent to the purchase of the additional 14% stake, Citi’s results related to the 35% interest are reported in net income (loss) applicable to redeemable noncontrolling interests.
(3)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 9:
(1)	Annualized revenue per representative is defined as annualized revenue divided by average representative headcount.
(2)	Fee-based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(3)	Client assets per representative represents total client assets divided by period end representative headcount.

Page 10:
(1)
The quarters ended December 31, 2013, September 30, 2013 and December 31, 2012 include investment gains (losses) for certain funds included in the Firm's consolidated financial statements.  The limited partnership interests in these gains were reported in net income (loss) applicable to noncontrolling interests.
(2)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 11:
(1)
Real Estate Investing revenues include gains or losses related to investments held by certain consolidated real estate funds.  These gains or losses are offset in net income (loss) applicable to noncontrolling interest. The investment gains (losses) for the quarters ended December 31, 2013, September 30, 2013 and December 31, 2012 are $48 million, $67 million and $50 million, respectively.
(2)	Net Flows by region [inflow / (outflow)] for the quarters ended December 31, 2013, September 30, 2013 and December 31, 2012 were:
North America: $(2.9) billion, $3.8 billion and $(2.2) billion
International: $7.1 billion, $(2.0) billion and $3.4 billion
(3)	Assets under management or supervision by region for the quarters ended December 31, 2013, September 30, 2013 and December 31, 2012 were:
North America: $232 billion, $230 billion and $213 billion
International: $141 billion, $130 billion and $125 billion

Page 12:
(1)	For the quarters ended December 31, 2013, September 30, 2013 and December 31, 2012 the percentage of Institutional Securities corporate funded loans held at fair value by credit rating was as follows:
- % investment grade: 50%, 53% and 51%
- % non-investment grade: 50%, 47% and 49%
(2)
For the quarters ended December 31, 2013, September 30, 2013 and December 31, 2012 the percentage of Institutional Securities corporate lending commitments held at fair value by credit rating was as follows:

- % investment grade: 71%, 76% and 73%
- % non-investment grade: 29%, 24% and 27%
(3)
For the quarters ended December 31, 2013, September 30, 2013 and December 31, 2012, Institutional Securities recorded ($10.4) million, $40.5 million and $3.0 million, respectively, related to the provision for funded loans and $4.3 million, $13.4 million and $26 million related to the provision for unfunded commitments, respectively.
(4)
On December 31, 2013, September 30, 2013 and December 31, 2012, the "event-driven" portfolio of pipeline commitments and closed deals to non-investment grade borrowers were $7.3 billion, $7.6  billion and $3.9 billion, respectively.
(5)
In addition to primary corporate lending activity, the Institutional Securities business segment engages in other lending activity.  These loans include corporate loans purchased in the secondary market, commercial and residential mortgage loans, asset-backed loans and financing extended to equities and commodities customers.
(6)
For the quarters ended December 31, 2013, September 30, 2013 and December 31, 2012, Wealth Management recorded $1.2 million, $0.6 million and ($1.5) million, respectively, related to the provision for funded loans and there was no material provision recorded related to the unfunded commitments for the quarters ended December 31, 2013 and September 30, 2013.  For the quarter ended, December 31, 2012,  Wealth Management recorded

($1.2) million related to the provision for unfunded commitments.

MORGAN STANLEY
End Notes

Page 13:
(1)
Net inventory represents exposure to both long and short single-name and index positions (i.e., bonds and equities at fair value and CDS based on notional amount assuming zero recovery adjusted for any fair value receivable or payable). At December 31, 2013, net exposures related to purchased and sold single-name and index credit derivatives for the European Peripherals and France were $(537.6) million and $(555.3) million, respectively.

(2)	Net counterparty exposure (i.e., repurchase transactions, securities lending and OTC derivatives) takes into consideration legally enforceable master netting agreements and collateral.
(3)
At December 31, 2013, the benefit of collateral received against counterparty credit exposure was $3.7 billion in the European Peripherals with 93% of collateral consisting of cash and German government obligations and

$5.1 billion in France with 95% consisting of cash. These amounts do not include collateral received on secured financing transactions.
(4)
CDS adjustment represents credit protection purchased from European Peripherals’ banks on European Peripherals’ sovereign and financial institution risk or French banks on French sovereign and financial institution risk.

Based on the CDS notional amount assuming zero recovery adjusted for any fair value receivable or payable.
(5)
Represents CDS hedges (purchased and sold) on net counterparty exposure and funded lending executed by trading desks responsible for hedging counterparty and lending credit risk exposures for the Firm. Based on the

CDS notional amount assuming zero recovery adjusted for any fair value receivable or payable.
(6)	In addition, at December 31, 2013, the Firm had European Peripherals and French exposure for overnight deposits with banks of approximately $111 million and $104 million, respectively.

Page 14:
(1)
Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and are included in the computation of EPS pursuant to the two-class method.  Restricted Stock Units ("RSUs") that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding (if dilutive) under the treasury stock method.

(2)	The percentage of weighted basic common shares and participating RSUs to the total weighted average of basic common shares and participating RSUs.
(3)
Represents net income from continuing operations, gain (loss) from discontinued operations (after-tax), and net income applicable to Morgan Stanley for the quarter ended December 31, 2013 prior to allocations to participating

RSUs.
(4)
Distributed earnings represent the dividends declared on common shares and participating RSUs for the quarter ended December 31, 2013. The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date. During the quarter ended December 31, 2013, a $0.05 dividend was declared on common shares outstanding and participating RSUs.
(5)
The two-class method assumes all of the earnings for the reporting period are distributed and allocated to the participating RSUs what they would be entitled to based on their contractual rights and obligations of the participating security.
(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares.
(7)	Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares.
(8)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

Page 15:
(1)
Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and are included in the computation of EPS pursuant to the two-class method.  Restricted Stock Units ("RSUs") that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding (if dilutive) under the treasury stock method.
(2)	The percentage of weighted basic common shares and participating RSUs to the total weighted average of basic common shares, and participating RSUs.
(3)
Represents net income from continuing operations, gain (loss) from discontinued operations (after tax), and net income applicable to Morgan Stanley for the year ended December 31, 2013 prior to allocations to participating

RSUs.
(4)
Distributed earnings represent the dividends declared on common shares and participating RSUs for the year ended December 31, 2013.  The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date. During the twelve months ended December 31, 2013, a total of $0.20 dividend was declared on common shares outstanding and participating RSUs.
(5)
The two-class method assumes all of the earnings for the reporting period are distributed and allocates to the participating RSUs on what they would be entitled to based on the contractual rights and obligations of the participating security.
(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares.
(7)	Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares.
(8)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's fourth quarter earnings press release issued January 17, 2014.